Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT, SECURITY

AND GUARANTY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of the 1st day of September, 2023, by and among CERUS CORPORATION, a Delaware corporation (“Borrower”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrowers have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of March 31, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to amend certain terms of the Existing Credit Agreement in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)
Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“First Amendment Effective Date” means September 1, 2023.

(b)
Section 2.1(a)(i)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) On the terms and subject to the conditions set forth herein and in the other Financing Documents, each Lender with a Term Loan Tranche 3 Commitment severally hereby agrees to make to Borrowers (i) a term loan on the First Amendment Effective Date in an aggregate original principal amount equal to Five Million Dollars ($5,000,000) and (ii) a term loan on a Business Day occurring after the First Amendment Effective Date and on or prior to the Term Loan Tranche 3 Commitment Termination Date (such date, together with the First Amendment Effective Date, each a “Term Loan Tranche 3 Funding Date”) in an original aggregate principal amount equal to the Term Loan Tranche 3 Commitment less any amounts funded pursuant to clause (i) hereof (the term loans made pursuant to clauses (i) and (ii) above, collectively, the “Term Loan Tranche 3”). For the avoidance of doubt, the aggregate Term Loan Tranche 3 made pursuant to this Section 2.1(a)(i)(C) shall not exceed the Term Loan Tranche 3 Commitments. Each such Lender’s obligation to fund the Term Loan Tranche 3 shall be limited to such Lender’s Term Loan Tranche 3 Commitment Amount, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded. Unless previously terminated, upon the Term Loan Tranche 3 Commitment Termination Date, the Term Loan Tranche 3 Commitment shall thereupon automatically be terminated and the Term Loan Tranche 3 Commitment Amount of each Lender as of such date shall be reduced by such Lender’s Pro Rata Share of such total reduction in the Term Loan Commitments.”

(c)
Section 7.2(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) in the case of a borrowing of the Term Loan Tranche 3 (other than the Term Loan Tranche 3 borrowing on the First Amendment Effective Date), the most recent Compliance Certificate delivered (or required to be delivered) to Agent prior to the date of the proposed Term Loan Tranche 3 funding demonstrates to Agent’s reasonable satisfaction that (i) if the Term Loan Tranche 3 Funding Date is on or prior to [***], Borrower’s Net Revenue for the Defined Period ending on the last day of the month for which such Compliance Certificate is delivered is greater than or equal to

[***] or (ii) if the Term Loan Tranche 3 Funding Date is after [***], Borrower’s Net Revenue for the Defined Period ending on the last day of the month for which such Compliance Certificate is delivered is greater than or equal to

[***];”

3.
Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each Borrower hereby confirms that the Collateral will (i) not be affected by this Agreement and will continue to be in full force and effect and (ii) extend to the liabilities and obligations of the Credit Parties under the Existing Credit Agreement as amended by this Agreement.

4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:
(a)
Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender;

(b)
all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(c)
immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.

5.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

6.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

7.
Miscellaneous.

(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)
WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), and Section 13.8 (Governing Law; Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

MIDCAP FUNDING XXX TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem

Name: Maurice Amsellem

Title: Authorized Signatory

LENDER: MIDCAP FINANCIAL INVESTMENT

CORPORATION (formerly known as Apollo Investment Corporation)

By: Apollo Investment Management, L.P., as Advisor By: ACC Management, LLC, as its General Partner

By: /s/ Kristin Hester

Name: Kristin Hester

Title: Vice President

LENDER: ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By:/s/ John O’Dea

Name: John O’Dea

Title: Authorized Signatory

LENDER: ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea

Name: John O’Dea

Title: Authorized Signatory

BORROWERS:

CERUS CORPORATION:

By: /s/ Kevin D. Green____________

Name: Kevin D. Green

Title: VP Finance and CFO